Back to Form 8-K
Exhibit 10.1

NOTICE OF AWARD

State Of Missouri
Office Of Administration
Division Of Purchasing and Materials Management
PO Box 809
Jefferson City, MO 65102
http://www.oa.mo.gov/purch

CONTRACT NUMBER C306118005	CONTRACT TITLE Medicaid Managed Care-Eastern Region
AMENDMENT NUMBER Amendment #008	CONTRACT PERIOD July 1, 2008 through June 30, 2009
REQUISITION NUMBER NR 886 25758009092	VENDOR NUMBER 3640504950 1
CONTRACTOR NAME AND ADDRESS Harmony Health Plan Inc 23 Public Square Ste 400 Belleville IL 62220	STATE AGENCY’S NAME AND ADDRESS Dept of Social Services MO HealthNet Division PO Box 6500 Jefferson City, MO 61502-6500
ACCEPTED BY THE STATE OF MISSOURI AS FOLLOWS: Contract C306118005 is hereby amended pursuant to the attached Amendment #008 dated 05/02/08.
BUYER Laura Ortmeyer	BUYER CONTACT INFORMATION Email: laura.ortmeyer@oa.mo.gov Phone: (573) 751-4579 Fax (573) 526-9817
SIGNATURE OF BUYER Laura Ortmeyer	DATE 5/7/08
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT /s/ James Miluski James Miluski

STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT

AMENDMENT NO.: 008	REQ NO.: NR 886 25758009092
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Mo Health Net Managed Care - Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 4/22/08	E-MAIL: Iaura.ortmeyer@oa.mo.gov

TO:	HARMONY HEALTH PLAN OF MISSOURI 23 PUBLIC SQUARE STE 400 BELLEVILLE, IL 62220

RETURN AMENDMENT NO LATER THAN: APRIL 29, 2008 AT 5:00 PM CENTRAL TIME
RETURN AMENDMENT TO:

(U.S. Mail)		(Courier Service)
Div of Purchasing & Matls Mgt (DPMM)		Div of Purchasing & Matls Mgt (DPMM)
PO BOX 809	OR	301 WEST HIGH STREET, ROOM 630
JEFFERSON CITY MO 65102-0809		JEFFERSON CITY MO 65101-1517

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Department of Social Services, MO HealthNet Division
Post Office Box 6500
Jefferson City MO 65102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME: Harmony Health Plan of Illinois, Inc. d/b/a Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO.: Harmony Health Plan of Illinois, Inc.
MAILING ADDRESS: 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, IL 62220	CITY, STATE, ZIP CODE Chicago, IL 60606
CONTACT PERSON Ms. Tina Gallagher	EMAIL ADDRESS Tina.Gallagher@wellcare.com
PHONE NUMBER (800) 608-8158 Ext. 2405	FAX NUMBER (800)608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) FEIN SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE) (NOTE: LLC IS NOT A VALID TAX FILING TYPE.) X Corporation Individual State/Local Government Partnership Sole Proprietor Other
AUTHORIZED SIGNATURE /s/ Heath Schiesser	DATE May 2, 2008
PRINTED NAME Heath Schiesser	TITLE President and CEO

AMENDMENT #008 TO CONTRACT C306118005

CONTRACT TITLE:   MO Health Net Managed Care – Eastern Region

CONTRACT PERIOD:  July 1, 2008 through June 30, 2009

The State of Missouri hereby exercises its option to renew and desires to amend the above-referenced contract.

1.	Paragraph 2.7.1 h. is hereby amended effective July 1, 2008 as follows:

h.
Pharmacy benefits excluding protease inhibitors - pharmacy benefits services shall be the responsibility of the health plan unless (1) pharmacy services were not included in the health plan's awarded proposal, or (2) if the health plan chooses to exclude pharmacy services from the MO HealthNet Managed Care benefit package effective July 1, 2008.

2.	Paragraph 2.12.7 is hereby amended effective July 1, 2008 as follows:

2.12.7
Pharmacy Services:  Pharmacy services (including physician injections) shall be reimbursed by the state agency on a fee-for-service basis according to the terms and conditions of the MO HealthNet program if pharmacy services were not included in the health plan's awarded proposal or if the health plan chooses to exclude pharmacy services from the MO HealthNet Managed Care benefit package effective July 1, 2008.

3.	Section 5 is hereby amended effective July 1, 2008.

4.	Attachment 13 is hereby revised effective July 1, 2008.

The contractor shall indicate on the attached Pricing Page, any changes to the firm, fixed prices of the contract for performing the required services in accordance with the terms, conditions, and provisions of the contract.  Column 1A on the Pricing Page lists the State's Maximum Net Capitation Rate for each Category of Aid rate subgroup with pharmacy service costs included in the MO HealthNet Managed Care benefit package.  Column 2A on the Pricing Page lists the State's Maximum Net Capitation Rate for each Category of Aid rate subgroup with pharmacy service costs excluded in the MO HealthNet Managed Care benefit package.  The contractor shall also provide a firm, fixed Per Member Per Delivery (PMPD) Net Capitated Rate for each Category of Aid Supplemental Delivery Event.  The contractor's firm, fixed PMPM Net Capitation Rate for Each Category of Aid (COA) Rate subgroup must not exceed the State's Maximum Net Capitation Rate listed in Column 1.

The contractor must furnish a performance security deposit in accordance with the terms and conditions stated in the original contract in the amount of $1,000,000.00 for each region.  The performance security deposit must specify the contract number and contract period.

All other terms, conditions and provisions of the previous contract period shall remain and apply hereto.  The contractor shall sign and return this document, along with completed pricing and the applicable bond, on or before the date indicated.

5.  PRICING PAGES

5.1
Instructions for Completing Pricing Page:  The offeror shall provide firm, fixed prices for providing all required services for all specified counties within a region pursuant to the requirements of this Request for Proposal.  The offeror must choose to include Pharmacy services as a MO HealthNet managed care benefit or choose to exclude Pharmacy services from the MO HealthNet managed care benefit package.  The offeror shall provide either a firm, fixed Per Member Per Month (PMPM) Net Capitated Rate for each Category of Aid rate subgroup with Pharmacy services included in the MO HealthNet managed care benefit package or a firm, fixed PMPM Net Capitated Rate for each Category of Aid rate subgroup with Pharmacy services excluded from the MO HealthNet managed care benefit package, which are non-delivery related.  The offeror shall also provide a firm, fixed Per Member Per Delivery (PMPD) Net Capitated Rate for each Category of Aid Supplemental Delivery Event.  All costs associated with providing the required services shall be included in the offeror's quoted rates.

If the offeror is proposing to provide services for the Western region, the offeror must complete Pricing Page 5.2.

If the offeror is proposing to provide services for the Eastern region, the offeror must complete Pricing Page 5.3.

If the offeror is proposing to provide services for the Central region, the offeror must complete Pricing Page 5.4.

5.1.1
Requirements promulgated by the federal government stipulate that the State of Missouri can only contract for services at rates that are actuarially sound.  Column 1A on the Pricing Pages lists the State’s Maximum Net Capitation Rate for each Category of Aid rate subgroup with Pharmacy service costs included in the MO HealthNet managed care benefit package and each Category of Aid Supplemental Delivery Event.  Each rate listed in Column 1A is actuarially sound, compliant with federal regulations, and is the maximum amount that the State will allow.  Column 2A on the Pricing Pages lists the State's maximum Net Capitation Rate for each Category of Aid rate subgroup with Pharmacy service costs excluded from the MO HealthNet managed care benefit package and each Category of Aid Supplemental Delivery Event.  Each rate listed in the Column 2A is actuarially sound, compliant with federal regulations, and is the maximum amount that the State will allow.

5.1.2
To assist the offeror in completion of the Pricing Page, the offeror should use the information provided in Attachment 9.  However, the offeror is advised that this information should not be used as the only source of information in making pricing decisions.  The offeror is solely responsible for research, preparation, and documentation of the offeror’s proposal including the offeror’s rates as quoted on the Pricing Page.

5.1.3
The offeror must complete either Column 1B or 2B on the Pricing Page by providing a firm, fixed PMPM rate for each Category of Aid rate subgroup and a firm, fixed PMPD for each Category of Aid Supplemental Delivery Event.

a.	The offeror’s firm, fixed rates must not include:

1)	Estimates for services which are not the offeror’s responsibility.
2)	Cost of marketing as an administrative expense.
3)	Cost for Pharmacy services, if the offeror chooses to exclude Pharmacy services from the MO HealthNet managed care benefit package.

b.	The offeror’s firm, fixed rates shall be net of Third Party Liability recoveries.
c.
The offeror should calculate medical expenses by specific Category of Aid rate subgroup and make adjustments for administrative, profit, and contingency and risk charges to obtain the proposed Firm Fixed Net Capitation rates.

d.
The offeror’s firm, fixed PMPM Net Capitated Rate for each Category of Aid rate subgroup and firm, fixed PMPD Net Capitated Rate for each Category of Aid Supplemental Delivery Event must not exceed the State’s Maximum Net Capitation Rate listed in Column 1A or 2A.  The State shall not consider awarding a contract to an offeror with any quoted rate which exceeds the State’s Maximum Net Capitation Rate list in Column 1A or 2A.

5.3 East Region - Firm Fixed Net Capitation Pricing Page

			COLUMN 1		COLUMN 2
			Column 1A	Column 1B	Column 2A	Column 2B
			State Price With Pharmacy	Offeror Proposal With Pharmacy	State Price Without Pharmacy	Offeror Proposal Without Pharmacy

Category			Firm Fixed Net	Firm Fixed Net	Firm Fixed Net	Firm Fixed Net
of			Capitation Rate	Capitation Rate	Capitation Rate	Capitation Rate
Aid	Age	Sex	(Per Member Per Month)	(Per Member Per Month)	(Per Member Per Month)	(Per Member Per Month)
1	Newborn < 01	Male and Female	$973.00	$973.00	$959.37	$
1	01 - 06	Male and Female	$143.71	$143.71	$128.56	$
1	07 - 13	Male and Female	$111.55	$111.55	$86.78	$
1	14 - 20	Female	$216.17	$216.17	$193.24	$
1	14 - 20	Male	$135.65	$135.65	$110.12	$
1	21 - 44	Female	$336.54	$336.54	$292.96	$
1	21 - 44	Male	$236.79	$236.79	$194.41	$
1	45 - 99	Male and Female	$520.80	$520.80	$435.22	$
4	00 - 20	Male and Female	$228.75	$228.75	$136.39	$
1&4		Delivery Payment	$4,956.37	$4,956.37	$4,956.37

5	00 - 06	Male and Female	$167.47	$167.47	$142.60	$
5	07 - 13	Male and Female	$144.64	$144.64	$109.44	$
5	14 - 18	Male and Female	$189.19	$189.19	$154.11	$
5		Delivery Payment	$4,956.37	$4,956.37	$4,956.37	$

ATTACHMENT 13

East Region - EPSDT Withhold Amounts

NUMBER	AGE	SEX	July 1, 2008 EPSDT WITHHOLD AMOUNT PER % POINT
1	<1 (NEWBORNS)	MALE AND FEMALE COMBINED	$0.11
	1-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.01
	14-20 YEAR OLDS	FEMALE	$0.03
	14-20 YEAR OLDS	MALE	$0.01

4	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

5	0-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-18 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

ATTACHMENT 13

East Region - EPSDT Withhold Amounts
Without Pharmacy

NUMBER	AGE	SEX	July 1, 2008 EPSDT WITHHOLD AMOUNT PER % POINT
1	<1 (NEWBORNS)	MALE AND FEMALE COMBINED	$0.11
	1-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.01
	14-20 YEAR OLDS	FEMALE	$0.03
	14-20 YEAR OLDS	MALE	$0.01

4	0-20 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02

5	0-6 YEAR OLDS	MALE AND FEMALE COMBINED	$0.03
	7-13 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02
	14-18 YEAR OLDS	MALE AND FEMALE COMBINED	$0.02